POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED APRIL 4, 2014 TO THE

SUMMARY PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

Effective April 5, 2014, Joshua Betts no longer is a Portfolio Manager of the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio. Accordingly, on that date, all information and references related to him are hereby removed from the Summary Prospectus.

Please Retain This Supplement For Future Reference.

P-PRFZ-SUMPRO-1 SUP-1 040414